Exhibit 10.31

MARIA LUISA MORALES ANDRADE, CERTIFIED TRANSLATOR

INTERPRETER, LEGALLY CERTIFIED BY THE JUDICIARY BOARD OF

THE SUPREME COURT OF JUSTICE FOR THE STATE OF BAJA

CALIFORNIA, HEREBY CERTIFY ACCORDING TO THE BEST OF MY

KNOWLEDGE, THAT THIS IS A TRUE TRANSLATION FROM SPANISH

INTO ENGLISH OF THE ANNEXED DOCUMENT.

LEASE CONTRACT EXECUTED BETWEEN BERCALI, S.A. DE

C.V. BY ITS PROXY ING. JOAQUIN ALVES IGLESIAS AND

INSTRUMENTOS MUSICALES FENDER, S.A. DE C.V. BY ITS

SOLE ADMINISTRATOR OMAR BASHAR DARCAZALLIE.

ENSENADA BAJA CALIFORNIA, FEBRUARY 15, 2010.

Profa. MARIA LUISA MORALES ANDRADE

PERITO TRADUCTOR

Autorizada por el Tribunal Superior de Justicia

de Baja California

Tel. 646-175-70-23         Cel. 179-40-16

Ensenada, B.C.

e-mail: marialuisamorales@hotmail.com

/S/ MARIA LUISA MORALES ANDRADE
MARIA LUISA MORALES ANDRADE
LICENSE 300

Blvd. Zertuche # 347, esq. Lirio, Fracc. Valle Dorado, Ensenada, B. C.

(+52 (646) 175 7023            (-Tel-Fax (646) 176 6123

Mobile: +52 (646) 179 4016

Nextel: 152*141989*1 Tel 112 1944

Email: marialuisamorales@hotmail.com

Profa. MARIA LUISA MORALES ANDRADE
PERITO TRADUCTOR
OFFICIAL CERTIFIED TRANSLATION	Autorizada por el Tribunal Superior de Justicia
de Baja California
Tel. 646-175-70-23 Cel. 179-40-16
Ensenada, B.C.
e-mail: marialuisamorales@hotmail.com

LEASE CONTRACT EXECUTED BY AND BETWEEN, “BERCALI, S.A. DE C.V.”, (HEREINAFTER REFERRED TO AS: LESSOR), REPRESENTED HEREIN BY ITS LEGAL AGENTS, MR. JOAQUIN ALVES IGLESIAS AND JERONIMO BERTRAN PASSANI; AND “INSTRUMENTOS MUSICALES FENDER, S. A. DE C. V.” (HEREINAFTER REFERRED TO AS LESSEE), REPRESENTED HEREIN BY ITS SOLE ADMINISTRATOR, MR. OMAR BASHAR DARCAZALLIE; IN ACCORDANCE TO THE STATEMENTS AND CLAUSES CONTAINED INTO THIS DOCUMENT.

S T A T E M E N T S:

THE PARTIES HEREBY STATE as follows:

A.- LESSOR is a corporation constituted in accordance to the Mexican laws pursuant to Deed Number 27,461, Book 581 dated July 11, 2000, notarized before Attorney Angel Saad Said, Notary Public No. 4, in and for Ensenada, Baja California, same which was recorded at the Department of Public Records in Ensenada, Baja California, under entry number 5077420, control number 226593, on September 18, 2000, and its legal agent is legally empowered to the execution of this contract.

B.- LESSOR is the owner of the property located at 455 Calle Huerta, Colonia Carlos A. Pacheco, Ensenada, Baja California; verifying the ownership of said property according to Deed No. 34, 293, notarized at Notary Public No. 4 in Ensenada, Baja California with the Notary Public, Attorney Angel Saad Said, and legally recorded at the Department of Public Records in Ensenada, Baja California, under entry number 5101758, control number 529630, on November 12, 2002.

C.- LESSEE is a corporation constituted in accordance to the Mexican Laws on May 6, 1987, pursuant to Deed No. 47,733, book 533, notarized before the faith of Attorney Alfredo Gonzalez Corral, Notary Public No. 3 in Ensenada, Baja California, same which was legally recorded at the Department of Public Records in Ensenada, Baja California under entry number 3,128, pages 282/283, Book 15; and its legal agent is legally capable for the execution of this contract.

D.- In preparing the Lease Contract for THE WAREHOUSE, THE PARTIES have agreed to the following:

C L A U S E S:

FIRST.- LESSOR hereby agrees to lease to LESSEE, and LESSEE hereby accepts in lease THE WAREHOUSE in perfect conditions of use, evidence that has been recorded upon the signing of this contract, as well as the inventory of goods and installations mentioned into the annexed document, LESSEE hereby agrees to leave the WAREHOUSE in the same conditions as received, except for the normal use.

Once the MUTUAL CONTRACT has been paid in full by LESSOR to LESSEE, LESSEE should show a deposit in the amount equivalent to a monthly rental, as

Profa. MARIA LUISA MORALES ANDRADE
PERITO TRADUCTOR
OFFICIAL CERTIFIED TRANSLATION	Autorizada por el Tribunal Superior de Justicia
de Baja California
Tel. 646-175-70-23 Cel. 179-40-16
Ensenada, B.C.
e-mail: marialuisamorales@hotmail.com

a security, to cover the obligations contracted with LESSOR, and if such money does not cover the required amount, he will make sure to meet said requirement, the once LESSOR receives the WAREHOUSE at his full satisfaction, LESSEE should receive a final receipt of the contractual relations.

SECOND.- The term of this lease contract is for seven binding years, starting from the day on which the WAREHOUSE is under the disposition of LESSEE. Since this contract is under an enforced due date, this contract is due on the date stated, without a dispossession or termination of lease as provided by the Civil Code for the State of Baja California, (hereinafter referred to as the Civil Code), if LESSEE fails to vacant the WAREHOUSE, on the agreed date, it will not be prorogated, rental payment should be paid according to this contract. However, if LESSEE decides to continue using the WAREHOUSE, he should request it, 180 days before the due date, being LESSOR free to decide whether he wants to renew the contract.

THIRD.- Taking into consideration the foregoing clause, THE PARTIES hereby agree that in order to pursue with the lease, it is required a written agreement between the parties to this contract, which will include the agreement on the terms of the new contracting term; however, if no agreement is reached, as long as LESSEE is still using the WAREHOUSE, the monthly rental will be a result of multiplying one point five (1.5) times the amount of the rental payment in force from the due date, and LESSOR has not received at his full satisfaction the WAREHOUSE.

FOURTH.- In the event LESSEE fails to vacate the WAREHOUSE on time, THE PARTIES hereby agree:

1.- The rental payments will be enforced according to the stipulations.

2.- All the obligations contained into this document will be enforced until the WAREHOUSE has been returned to LESSOR.

FIFTH.- The parties to this contract hereby agree that it is their intention to update the initial rental price agreed in this contract; and for such effect, they agree that the updating should be made every year during the term of this contract according to the terms herein mentioned:

1.- The Initial Monthly rental agreement for the first year is in the amount of US Cy $ 12,739.00 (Twelve thousand seven hundred thirty nine U.S. Dollars), or its equivalent in Mexican Currency, at the official exchange rate determined by the Mexican Authorities, plus the added value tax. LESSOR is hereby committed not to disclose without previous consent from LESSEE, LESSEE’S accounting and financing information to any individuals, creditors, accountants, lawyers, legal agents, agents, officers, employees, advisors, consultants, and successors, or assignees.

2.- From the effective date of this contract, the monthly rental will increase every 12 months, at the same increase percentage than the Consumer Price Index in San Diego, California, U.S.A., determined by the Bureau of Labor Statistics, for the previous twelve months.

3.- The agreed rental payment, the value added tax, and any other tax derived from this contract, will be paid by LESSEE within the first five days of each month at the domicile of LESSOR.

Profa. MARIA LUISA MORALES ANDRADE
PERITO TRADUCTOR
OFFICIAL CERTIFIED TRANSLATION	Autorizada por el Tribunal Superior de Justicia
de Baja California
Tel. 646-175-70-23 Cel. 179-40-16
Ensenada, B.C.
e-mail: marialuisamorales@hotmail.com

4.- It is hereby agreed that in the event LESSOR fails to pay on time the monthly payments agreed on the MUTUAL CONTRACT, the rental payments herein agreed, will be credited to the loan. In the event LESSEE fails to pay the rental payments stipulated in the within contract, these will be compensated against the unpaid amount of the loan agreed in the MUTUAL CONTRACT.

SIXTH.- Default in payment, on any of the obligations mentioned herein, will cause LESSEE to pay LESSOR monthly interest of one (1) per cent per month on any unpaid balance, in dollars, money from the United States of America.

SEVENTH.- During the lease term, every month will be binding on LESSEE, who will have to pay the rental payment even if THE WAREHOUSE is occupied for a shorter term, even though if rental payments are received on different dates that the agreed dates, or partial payments on account of the rent, therefore this contract is not affected at all.

EIGHTH.- LESSEE should not retain the rental payment under any circumstance, he should pay the rental payment entirely on the date stipulated on this contract, renouncing to the benefits of the provisions of the Articles          of the Civil Code in force.

NINTH.- LESSEE is not allowed to:

1.- Use the WAREHOUSE for any purpose other than for the corporation, it is forbidden to use the WAREHOUSE for religious, political or union practices or for any other purpose violating the Nationalization Law of Properties.

2.- Assign, transfer, sublease, or compromise the rights acquired by this contract, with regards to the WAREHOUSE without the written consent from LESSOR.

3.- To have pets or any devices that might damage the place.

4.- Make any changes to the WAREHOUSE without prior written consent from LESSOR, any work done in the WAREHOUSE will remain for the benefit of LESSOR, on the understanding that LESSOR shall not pay the expenses for such changes.

5.- To keep any inflammable substances within the WAREHOUSE, LESSEE will be responsible for any damages caused in violation of this regulation.

TENTH.- LESSEE is hereby committed to indemnify the LESSOR for any damage or loss to the WAREHOUSE, caused by negligence or fault of his family, staff, o anybody visiting the site, the LESSEE also agrees to have insurance on the WAREHOUSE throughout the period for which he remains in possession of the WAREHOUSE, and maintain it in force against any damage, having LESSOR as beneficiary in first place, in accordance to the following:

1.- LESSEE hereby agrees to have, during the term of this contract, full

Profa. MARIA LUISA MORALES ANDRADE
PERITO TRADUCTOR
OFFICIAL CERTIFIED TRANSLATION	Autorizada por el Tribunal Superior de Justicia
de Baja California
Tel. 646-175-70-23 Cel. 179-40-16
Ensenada, B.C.
e-mail: marialuisamorales@hotmail.com

insurance, with 100% coverage on the WAREHOUSE and its contents, coverage for rental payments when not using the Warehouse, and for acts of god; said insurance should not be cancelled, ended or reduced without previous written authorization from LESSOR. The amount of the insurance will be based on the annual appraisal performed by an appraiser selected by LESSOR AND LESEEE, expenses shall be paid by LESSEE, in the event of any controversy on the designation of the appraiser, it shall be the appraiser designated by the insurance company. The Insurance Policy will cover, but not limited to, any and all risks and the following additional coverage: earthquake, cyclones, storms, floods, and removal of rubbles (this last one with the insured amount).

2.- In the event THE WAREHOUSE is damaged or destroyed, at any moment during the term of this document, LESSOR with the assistance of LESSEE will request from the insurance company the payment for the repairing, and reconstruction of the warehouse and the furniture in case of damage.

3.- In the event the WAREHOUSE is damaged or destroyed in more than (20) twenty per cent during the last year of this contract, then, either LESSEE or LESSOR may cancel this lease contract on the date of said damage or destruction, notifying the other party in writing within (60) sixty days subsequent to the damage or destruction. If the lease is terminated as provided in this paragraph, then all prepaid rent and other charges paid in advance for the lease will be reimbursed to LESSEE by LESSOR, computed from the date of notification of the option that provides for this clause, provided that no charges be made against such items.

4.- The compensation paid by the insurance will be used for repairing, restoring and reconstructing the WAREHOUSE in accordance to this contract.

5.- LESSEE should obtain title Insurance for liability during the term of this lease, with full coverage for LESSEE AND LESSOR, for any claims against bodily injuries or death, or property liability that might arise from the lease, use, occupation or maintenance of the WAREHOUSE and all the adjacent areas thereof. Insurance should be in the amount of not less than USCy $ .                  :00 (— dollars 00/100) dollars from the United States of America, limited only and combined for injuries or death of one or more individuals per case, or property damages. The policy should cover risks on the WAREHOUSE and its operations, independent contractors, contractual liability and should (1) designate LESSOR as an additional insured, (2) include a provision of cross liability; (3) must contain a provision that provides for insurance to the LESSOR and will be principal, not contributing with any other insurance available to LESSOR, (4) it will provide that there will be no resource for LESSOR for any payment of premiums or deductibles; and (5) it will provide that there will be no rights of subrogation against LESSOR for any insurance or any other person.

6.- On the date of occupation of the WAREHOUSE, LESSEE will give LESSOR the original of the insurance policies mentioned in this clause and a certified copy of the receipt of full payment of the annual premium, and the renewal of the policies should be submitted within the (15) fifteen calendar days following the date when the WAREHOUSE was occupied, as well as copy of the receipt of full payment of the annual premium paid by LESSEE, otherwise LESSOR may carry out the insurance contracts on behalf of LESSEE charging him the amount of premiums paid, same which should be reimbursed immediately.

ELEVENTH.- LESSOR will carry out in the WAREHOUSE all the installations for

Profa. MARIA LUISA MORALES ANDRADE
PERITO TRADUCTOR
OFFICIAL CERTIFIED TRANSLATION	Autorizada por el Tribunal Superior de Justicia
de Baja California
Tel. 646-175-70-23 Cel. 179-40-16
Ensenada, B.C.
e-mail: marialuisamorales@hotmail.com

public services required for the appropriate operation, therefore, LESSEE will pay for the connection to such services during the term of this contract, and for any fuel, water, gas, electricity and telephone, as well as licenses and permits required for the opening and operation of the WAREHOUSE. Under request of LESSOR, LESSEE should prove that all payments for public facilities have been paid.

TWELFTH.- THE PARTIES to this contract, hereby agree that during the term of this Contract, LESSOR has no obligations to make any repairs other than any structural defects on the exterior walls, ceiling, floor, hidden interior plumbing, internal drainage, and foundations of the WAREHOUSE, in the event those problems were not caused by LESSEE, who agrees to make those repairs if necessary pursuant to the provisions of Article ............. of the Civil Code.

LESSOR will start the repair work within the (7) seven business days subsequent to the written notice from LESSEE, thus continuing until work is completed.

LESSEE will allow LESSOR and his authorized agents the access to the WAREHOUSE at any time during business hours for any inspection on the works, on the understanding that in case LESSEE fails to meet such requirements within the first (7) seven business days subsequent to the notification in writing from LESSOR, LESSOR may ask a third party to do such work on account of LESSEE.

THIRTEENTH.- It is hereby agreed that LESSEE is committed to get and keep in force all the licenses, permits, authorizations from any authority for the operation of the WAREHOUSE, specially those permits for “Use of Land”, on the understanding that LESSEE will be responsible to obtain such permits. In the event of negligence of LESSEE and said WAREHOUSE is closed down, either for any violation to the Laws, default on payment of taxes or any other reason, LESSOR will have the right to cancel this contract, and all payments to be made by LESSOR, including reasonable attorney fees, or expenses from the personnel will be reimbursed to LESSOR by LESSEE, who will also pay the rental payments not paid during the time the WAREHOUSE is not used for the reasons mentioned above.

FOURTEENTH.- LESSEE will have the right at all times during the term of this contract, at his expense, to install, give maintenance and operate the signs, neon signs, posters, logos and advertisement inside and outside the WAREHOUSE, which could be removed at the end of the contract. THE PARTIES to this contract hereby agree that in case of removal of any of such elements, Lessee will repair the damage, so that the WAREHOUSE may always look in excellent conditions. It is clearly understood that any brand name or trade mark used at any time or placed on the leased property by LESSEE, will be exclusively of his own property and LESSOR under no circumstance will ever have a right to use said brand name or trade mark, except prior written authorization from LESSEE.

The installation of said signs, neon signs, posters, logos or advertisement, should meet the legal regulations, LESSEE should obtain the necessary licenses, permits and authorizations.

THE PARTIES to this contract agree that nobody will use the exterior walls or the ceiling of the WAREHOUSE for any purpose whatsoever.

FIFTEENTH.- LESSOR will demand the cancellation of this contract for any of the following reasons:

Profa. MARIA LUISA MORALES ANDRADE
PERITO TRADUCTOR
OFFICIAL CERTIFIED TRANSLATION	Autorizada por el Tribunal Superior de Justicia
de Baja California
Tel. 646-175-70-23 Cel. 179-40-16
Ensenada, B.C.
e-mail: marialuisamorales@hotmail.com

1.- Default in rental payment, or payment of taxes on time.

2.- If LESSEE transfers, assigns or subleases part of the WAREHOUSE, or the rights he is hereby acquiring with regards to this contract, without a written consent from LESSOR. In case LESSOR authorizes a sublease, LESSEE will continue being responsible in compliance with this contract, as well as for any damage caused by the sub lessor.

3.- Failure to maintain current at all times the insurance policies as agreed in this contract.

4.- Selling the WAREHOUSE.

5.- Intervention, and closing down of the WAREHOUSE for any cause imputable to LESSEE.

6.- The noncompliance to any of the obligations LESSEE assumes in this contract.

SIXTEENTH.- During the term of this contract, or in its case, the extensions of this Lease Contract, LESSEE will have the preferential right to acquire the leased property.

SEVENTEENTH.- In case LESSOR decides to sell the WAREHOUSE, LESSOR should notify LESSEE his offer and conditions. LESSEE will have a term of (30) thirty days from the date notification is received, to execute his right of purchase. At the end of said term, if LESSEE has not exercised his right of purchase, then LESEE will have a term of (120) one hundred and twenty days from the expiration date of said term to transfer the property to a third party without any favorable conditions previously presented to LESSEE, on the understanding that in case this term of (120) one hundred and twenty days is over, and the transfer has not been executed by LESSEE in favor of any third party, then such transfer will be subject to a new right of purchase, under the stated terms.

EIGHTEENTH.- The contracting parties hereby agree that in case of lawsuit, LESSOR, in addition to having the right to demand the conventional penalties stated in this contract, may request the confiscation of property and goods, on the understanding that:

1.- LESSEE declares that from now on, that all the goods and assets placed inside the WAREHOUSE, are and will be exclusively of his own property, to be given to the person designated by LESSOR as receiver.

2.- If LESSEE is legally sued by LESSOR, all the expenses and attorney’s fees shall be reimbursed to LESSOR.

3.- If LESSEE continues using the WAREHOUSE after being sued in court, LESSEE agrees to pay LESSOR as penalty clause an amount equal to 150% of the total amount of the rent agreed without prejudice to the obligation undertaken in the preceding paragraph.

Profa. MARIA LUISA MORALES ANDRADE
PERITO TRADUCTOR
OFFICIAL CERTIFIED TRANSLATION	Autorizada por el Tribunal Superior de Justicia
de Baja California
Tel. 646-175-70-23 Cel. 179-40-16
Ensenada, B.C.
e-mail: marialuisamorales@hotmail.com

4.- LESSEE will not take away his goods and assets from the WAREHOUSE, if he has any debt with LESSOR, either because of rent or for any other reason.

NINETEENTH.- It is expressly agreed that LESSEE, in accordance to the provisions of Article          of the Civil Code in force, states to have his domicile for any legal effect of this contract, at the WAREHOUSE, renouncing to any other jurisdiction, and in case of a lawsuit, all notifications will be addressed to THE WAREHOUSE, waiving the rights to the provisions of Article          of the Civil Code.

TWENTIETH.- THE PARTIES hereby agree to be governed by the Courts of Ensenada, Baja California, for the interpretation and compliance with the provisions of this contract, waiving their own present or future jurisdiction.

“LESSOR”	“LESSEE”
BERCALI,	INSTRUMENTOS MUSICALES
S. A. DE C.V.	FENDER, S. A. DE C. V.

/s/ Joaquin Alves Iglesias	/s/ Sr. Omar Bashar Darcazalli
Joaquin Alves Iglesias	Sr. Omar Bashar Darcazalli
[ILLEGIBLE] Ing. Joaquin Alves Iglesias Proxy	Mr. Omar Bashar Darcazallie Sole Administrator

WITNESSES:

/s/ L.A.E. Margarita Ruiz de Ramirez
L.A.E. Margarita Ruiz de Ramirez